EXHIBIT 10.2

Amendment No. 2 dated as of August 6, 2008 (this “Amendment”) to the Receivables Purchase Agreement, by and among the subsidiaries of Tyson named as Sellers on Schedule I to the Receivables Purchase Agreement (as defined below) (the “Sellers”; each, individually, a “Seller”), TYSON RECEIVABLES CORPORATION (“TRC”), a Delaware corporation, as transferor (in such capacity, the “Transferor”), TYSON FOODS, INC., a Delaware corporation, individually (“Tyson”), as collection agent (in such capacity, the “Collection Agent”) and as guarantor under the Limited Guaranty set forth in Article IX of the Receivables Transfer Agreement (in such capacity, the “Guarantor”), the several commercial paper conduits party to the Receivables Transfer Agreement and their respective permitted successors and assigns (the “CP Conduit Purchasers”), the several financial institutions party to the Receivables Transfer Agreement as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”), the agent bank for each CP Conduit Purchaser and Committed Purchaser party to the Receivables Transfer Agreement and its permitted successors and assigns (the “Funding Agent” with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York state banking corporation (“JPMCB”), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”) in connection with and under the Amended and Restated Receivables Transfer Agreement dated as of August 6, 2008, by and among the Transferor, the Collection Agent, the Guarantor, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agent and the Administrative Agent (the “Receivables Transfer Agreement”) and the Receivables Purchase Agreement dated as of October 17, 2001, by and among Tyson, the Sellers and TRC, as purchaser (in such capacity, the “Purchaser”) (as amended prior to the date hereof, the “Receivables Purchase Agreement”).

WHEREAS, the parties to the Receivables Purchase Agreement wish to amend the Receivables Purchase Agreement;

WHEREAS, the parties to the Receivables Transfer Agreement consent to the amendment of the Receivables Purchase Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, all defined terms used in this Amendment, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Transfer Agreement.

Section 2. Amendment to Section 2.01(d). Section 2.01(d) of the Receivables Purchase Agreement is hereby amended by adding the following to the end thereof:

“If any sale by a Seller to the Purchaser hereunder shall be characterized as a secured loan and not as a sale or such sale shall for any reason be ineffective or unenforceable, each Seller and the Purchaser represents and warrants as to itself that each remittance of Collections by a Seller to the Purchaser hereunder will have been (i) in payment of a debt incurred by such

Seller in the ordinary course of business or financial affairs of such Seller and the Purchaser and (ii) made in the ordinary course of business or financial affairs of such Seller and the Purchaser.”

Section 3. Acknowledgment of Guarantor. The Guarantor hereby acknowledges receipt of and notice of, and consents to the terms of, this Amendment.

Section 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment will be effective on the date (the “Effective Date”) when:

(a)	executed counterparts of this Amendment, are delivered by each party hereto to the Administrative Agent;
(b)	the Rating Agencies have provided the Rating Confirmations to the Administrative Agent and the Funding Agents, as may be necessary; and
(c)	the Administrative Agent has received such other documents, instruments, certificates and opinions as the Administrative Agent or any Funding Agent shall reasonably request.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 6. Headings. Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TYSON FOODS, INC.,
By: /s/ Ted Jones
Name: Ted Jones
Title: Vice President - Treasurer

As Purchaser: TYSON RECEIVABLES CORPORATION,
By: /s/ Ted Jones
Name: Ted Jones
Title: Vice President - Treasurer

As Sellers: THE PORK GROUP, INC. TYSON FOODS, INC. TYSON MEXICAN ORIGINAL, INC. TYSON SALES AND DISTRIBUTION, INC. TYSON FRESH MEATS, INC. (formerly known as IBP, INC.),
By:/s/ Ted Jones
Name: Ted Jones
Title: Vice President - Treasurer

jpmorgan chase bank (formerly known as The Chase Manhattan Bank), as Administrative Agent
By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

PARK AVENUE RECEIVABLES COMPANY , LLC, as CP Conduit Purchaser
By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Committed Purchaser for Park Avenue Receivables Company, LLC
By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Funding Agent for Park Avenue Receivables Company, LLC
By: /s/ Joel Gedroic
Name: Joel Gedroic
Title: Executive Director

three pillars funding llc, as CP Conduit Purchaser
By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

SUNTRUST BANK, as Committed Purchaser for Three Pillars Funding, LLC
By: /s/ M. Gabe Bonfield
Name: M. Gabe Bonfield
Title: Vice President

SunTrust Robinson Humphrey, INC., as Funding Agent for Three Pillars Funding, LLC
By: /s/ Joseph R. Franke
Name: Joseph R. Franke
Title: Director

nieuw amsterdam receivables, corporation, as CP Conduit Purchaser
By: /s/ Damian A. Perez
Name: Damian A. Perez
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Committed Purchaser for Nieuw Amsterdam Receivables Corporation
By: /s/ Maria (Jle) Wu
Name: Maria (Jle) Wu
Title: Attorney-in-Fact

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Funding Agent for Niewuw Amsterdam Receivables Corporation
By: /s/ Maria (Jle) Wu
Name: Maria (Jle) Wu
Title: Attorney-in-Fact

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President